UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2021

Crypto 1 Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 Brickell Avenue, Suite 900

Miami, Florida 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: Tel: (305) 347-5140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and three-quarters of one Redeemable Warrant	DAOOU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	DAOO	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	DAOOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 9, 2021, Crypto 1 Acquisition Corp, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), which included the exercise in full of the underwriters’ option to purchase an additional 3,000,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each, an “Ordinary Share”), and three-quarters of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261051) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 12, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated December 6, 2021, by and between the Company and B. Riley Securities, Inc. (“B. Riley”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated by reference;

●	A Warrant Agreement, dated December 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference;

●	A Letter Agreement, dated December 6, 2021, by and between the Company and the Company’s sponsor, Crypto 1 Sponsor LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	A Letter Agreement, dated December 6, 2021, by and between the Company and each director, director nominee and executive officer of the Company, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated December 6, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference;

●	A Registration Rights Agreement, dated December 6, 2021, by and among the Company, the Sponsor, and certain other security holders of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference;

●	An Administrative Services Agreement, dated December 6, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated by reference;

●	A Private Placement Warrants Purchase Agreement, dated December 6, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated by reference; and

●	Indemnity Agreements, dated December 6, 2021, by and between the Company and each of the directors and officers of the Company, copies of which are attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 8,150,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,150,000. The Private Placement Warrants are identical to the Warrants sold in the IPO except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Warrants. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2021 and in connection with the IPO, the stockholders of the Company approved and adopted the Company’s Amended and Restated Memorandum and Articles of Association (the “A&R MoA”). The terms of the A&R MoA are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R MoA is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

A total of $231,150,000, comprised of the net proceeds of the IPO and a portion of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account (the “Trust Account”) maintained by CST acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 12 months from the closing of IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (iii) the redemption of the Company’s public shares if the Company has not completed an initial business combination within 12 months from the closing of the IPO or during any extension period, as described in the Registration Statement, subject to applicable law.

In addition, the 5,750,000 Class B ordinary shares of the Company (the “Founder Shares”) held by the Sponsor included an aggregate of up to 750,000 Founder Shares that were subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full. Since the underwriter’s over-allotment was exercised in full, the Sponsor did not forfeit any Founder Shares.

On December 6, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 9, 2021, the Company issued a press release announcing the closing of the IPO including the underwriters’ overallotment option, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 6, 2021, by and between the Registrant and B. Riley Securities, Inc.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated December 6, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated December 6, 2021, by and between the Registrant and Crypto 1 Sponsor LLC.
10.2	Letter Agreement, dated December 6, 2021, by and between the Registrant and each director, director nominee and executive officer of the Registrant.
10.3	Investment Management Trust Agreement, dated December 6, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company.
10.4	Registration Rights Agreement, dated December 6, 2021, by and among the Registrant, Crypto 1 Sponsor LLC and certain other security holders of the Registrant.
10.5	Administrative Services Agreement, dated December 6, 2021, by and between the Registrant and Crypto 1 Sponsor LLC.
10.6	Private Placement Warrants Purchase Agreement, dated December 6, 2021, by and between the Registrant and Crypto 1 Sponsor LLC.
10.7	Indemnity Agreements, dated December 6, 2021, by and between the Company and each of the directors and officers of the Company.
99.1	Press Release, dated December 6, 2021.
99.2	Press Release, dated December 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYPTO 1 ACQUISITION CORP

	By:	/s/ David Hytha
		Name:	David Hytha
		Title:	Chief Financial Officer
Dated: December 10, 2021